                                                                   Exhibit 10.11

------------------------------------------------------------------------------------------------------------------------------------
AWARD/CONTRACT                     |    1. THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 350)  |   RATING   |   PAGE |  OF PAGES
                                   |                                                               |   D0-C9    |     1  |       19
------------------------------------------------------------------------------------------------------------------------------------
CONTRACT (PROC. INST. IDENT.) NO.  |    3. EFFECTIVE DATE             |    4. REQUISITION/PURCHASE REQUEST/PROJECT NO.
N00014-98-C-0326                   |    SEE BLOCK 20C                 |    98PR06587-00 12 MAY 1998
------------------------------------------------------------------------------------------------------------------------------------
5.   ISSUED BY           CODE|     N00014                       |     6.   ADMINISTERED BY (If other than Item 5)  CODE | S3911A
                             |----------------------------------|                                                       ------------
     OFFICE OF NAVAL RESEARCH                                   |     DCMC PITTSBURGH
     ONR 254 BRIAN BRADLEY (703) 606-8372                       |     FEDERAL BLDG ROOM 1612
     800 NORTH QUINCY STREET                                    |     1000 LIBERTY AVE
     ARLINGTON, VA 22217-5660                                   |     PITTSBURGH, PA 15222-4190
------------------------------------------------------------------------------------------------------------------------------------
7.   NAME AND ADDRESS OF CONTRACTOR (No., street, city, county, State and ZIP Code.)  | 8. DELIVERY
                                                                                      |
                                                                                      |          SEE SECTION F OF SCHEDULE
     CELLOMICS, INC.                                                                  |  [  ] FOB ORIGIN     [  ] OTHER (SEE BELOW)
     635 WILLIAM PITT WAY                                                             |---------------------------------------------
     PITTSBURGH, PA 15238                                                             | 9. DISCOUNT FOR PROMPT PAYMENT
                                                                                      |                N.A.
                                                                                      |---------------------------------------------
                                                                                      | 10. SUBMIT INVOICES (4 COPIES  |ITEM
--------------------------------------------------------------------------------------| UNLESS OTHERWISE SPECIFIED TO  |SEE SEC G.1.
CODE 1GOV3                   |FACILITY CODE                                           | THE ADDRESS SHOWN IN           |
------------------------------------------------------------------------------------------------------------------------------------
11.  SHIP TO/MARK FOR    CODE| N00014                           |     12.  PAYMENT WILL BE MADE BY                 CODE| HQ0339
                             |----------------------------------|                                                      |------------
                                                                |          DFAS COLUMBUS CENTER
     SEE SEC F.5.                                               |          DFAS CO DFAS CO--JNC/UNC/MINUTEMAN DIVISION
                                                                |          PO BOX 182266
                                                                |          COLUMBUS, OH 43218-2266
------------------------------------------------------------------------------------------------------------------------------------
13.  AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION:  |     14.  ACCOUNTING AND APPROPRIATION DATA
     [  ] 10 U.S.C. 2304(c)(   )   [  ] 41 U.S.C. 253(c)(    )  |          SEE ATTACHED FINANCIAL ACCOUNTING DATA SHEET(S)
------------------------------------------------------------------------------------------------------------------------------------
15A. ITEM NO.       |         15B. SUPPLIES/SERVICES            |     15C. QUANTITY  |  15D. UNIT |  15E. UNIT PRICE | 15F. AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
                    |                                           |                    |            |                  |
                    |                                           |                    |            |                  |
                    |         SEE SECTION B OF SCHEDULE         |                    |            |                  |
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     |   $ SEE
                                                                                     15G. TOTAL AMOUNT OF CONTRACT   |   SECTION B
                                                                                                                     |   OF SCHEDULE
------------------------------------------------------------------------------------------------------------------------------------
                                                   16. TABLE OF CONTENTS
------------------------------------------------------------------------------------------------------------------------------------
(X) | SEC.|     DESCRIPTION                            |PAGE(S)|(X)|  SEC.|      DESCRIPTION                                |PAGE(S)
------------------------------------------------------------------------------------------------------------------------------------
                     PART I -- THE SCHEDULE                    |                    PART II -- CONTRACT CLAUSES
------------------------------------------------------------------------------------------------------------------------------------
 X  |  A  | SOLICITATION/CONTRACT FORM                 |   1   |  X |  I  | CONTRACT CLAUSES                                |  8
------------------------------------------------------------------------------------------------------------------------------------
 X  |  B  | SUPPLIES OR SERVICES AND PRICES/COSTS      |   2   |            PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH.
------------------------------------------------------------------------------------------------------------------------------------
 X  |  C  | DESCRIPTION/SPECS./WORK STATEMENT          |   2   |  X |  J  | LIST OF ATTACHMENTS                             |  19
------------------------------------------------------------------------------------------------------------------------------------
 X  |  D  | PACKAGING AND MARKING                      |   2   |                  PART IV - REPRESENTATIONS AND INSTRUCTIONS
------------------------------------------------------------------------------------------------------------------------------------
 X  |  E  | INSPECTION AND ACCEPTANCE                  |   2   |    |     |                                                 |
----------------------------------------------------------------  X |  K  | REPRESENTATIONS, CERTIFICATIONS AND             |  19
 X  |  F  | DELIVERIES OR PERFORMANCE                  |   3   |    |     | OTHER STATEMENTS OF OFFERORS                    |
------------------------------------------------------------------------------------------------------------------------------------
 X  |  G  | CONTRACT ADMINISTRATION DATA               |   3   |    |  L  | INSTRS., CONDS., AND NOTICES TO OFFERORS        |
------------------------------------------------------------------------------------------------------------------------------------
 X  |  H  | SPECIAL CONTRACT REQUIREMENTS              |   6   |    |  M  | EVALUATION FACTORS FOR AWARD                    |
------------------------------------------------------------------------------------------------------------------------------------
                                      CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE
------------------------------------------------------------------------------------------------------------------------------------
17.  [XX] CONTRACTOR'S NEGOTIATED AGREEMENT (Contractor is     |      18.  [  ] AWARD (Contractor is not required to sign this
required to sign this document and return two copies to        |      document.) Your offer on Solicitation Number ___________,
issuing office.) Contractor agrees to furnish and deliver all  |      including the additions or changes made by you which additions
items or perform all the services set forth or otherwise       |      or changes are set forth in full above, is hereby accepted
identified above and on any continuation sheets for the        |      as to the items listed above and on any continuation sheets.
consideration stated herein. The rights and obligations of     |      This award consummates the contract which consists of the
the parties to this contract shall be subject to and           |      following documents: (a) the Government's solicitation and
governed by the following documents: (a) this award/           |      your offer, and (b) this award/contract. No further
contract, (b) the solicitation, if any, and (c) such           |      contractual document is necessary.
provisions, representations, certifications, and               |
specifications, as are attached or incorporated by reference   |
herein. (Attachments are listed  herein.)                      |
------------------------------------------------------------------------------------------------------------------------------------
19A. NAME AND TITLE OF SIGNER (Type or print)                  |      20A. NAME OF CONTRACTING OFFICER
     D. Lansing Taylor                                         |                      R. Brian Bradley
                                                               |                     Contracting Officer
------------------------------------------------------------------------------------------------------------------------------------
19B. NAME OF CONTRACTOR                   | 19C. DATE SIGNED   |      20B. UNITED STATES OF AMERICA            | 20C. DATE SIGNED
     /s/ D. Lansing Taylor                |      9/10/98       |      By   R. Brian Bradley                    |      SEP 14 1998
----------------------------------------  |                    |           ---------------------------------   |
(Signature of person authorized to sign)  |                    |           (Signature of Contracting Officer)  |
------------------------------------------------------------------------------------------------------------------------------------
NSN 7540-01-152-8069                                                                                    STANDARD FORM 26 (REV. 4-85)
PREVIOUS EDITION UNUSABLE                                                                               Prescribed by GSA
NAVONR OVERPRINT (4-85)                                                                                 FAR (48 CFR) 53.214(a)

SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS


ITEM                  SUPPLIES/SERVICES                     CONTRACTOR'S              GOVERNMENT'S                 TOTAL
 NO.                                                          SHARE OF                  SHARE OF                 ESTIMATED
                                                             ESTIMATED                 ESTIMATED                COST OF THIS
                                                               COST                      COST                     CONTRACT
================================================================================================================================
0001              The Contractor shall furnish             $5,166,628.00              $2,450,729.00             $ 7,617,357.00
                  the necessary personnel and
                  facilities to conduct research as              Through Sept. 13, 2000
                  described in Section C.2.
--------------------------------------------------------------------------------------------------------------------------------

0002              OPTION The Contractor                    $4,228,491.00              $4,602,932.00             $ 8,831,423.00
                  shall furnish the necessary              -------------              --------------            --------------
                  personnel and facilities to              $9,395,119.00               $7,053,661.00            $16,448,780.00
                  conduct research as described
                  in Section C.3.                                Through Sept. 13, 2002

--------------------------------------------------------------------------------------------------------------------------------

0003              Reports and Data in                                                                           NSP
                  accordance with Exhibit A
                  (DD Form 1423)
================================================================================================================================

TOTAL ESTIMATED CONTRACT                                   $5,166,628.00              $2,450,729.00             $7,617,357.00
CONSIDERATION:

================================================================================================================================


SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT

1. The work and services to be performed hereunder shall be subject to the requirements and standards contained in Exhibit A and the following paragraphs.

2. The Contractor shall conduct the work in general accordance with the Technical Plan - Phase I section of its proposal entitled "Fluorescent
Biosensor Toxin Identification System (The FluoroTox System)", dated 30 APR 1998 which section, pages 4-15, is incorporated herein by reference.

3. The Contractor shall conduct the work in general accordance with the Technical Plan - Phase II section of its proposal entitled "Fluorescent Biosensor Toxin Identification System (The FluoroTox System)", dated 30 APR 1998 which section, pages 15-16, is incorporated herein by reference.


SECTION D - PACKAGING AND MARKING

Preservation, packaging, packing and marking of all deliverable contract line items shall conform to normal commercial packing standards to assure safe delivery at destination.


SECTION E - INSPECTION AND ACCEPTANCE

Inspection and acceptance of the final delivery under this contract will be accomplished by the Program Officer designated in Section F of this contract, who shall have at least thirty (30) days after contractual delivery for acceptance.


CONTRACT NUMBER: N00014-98-C-0326                                         Page 2

SECTION F - DELIVERIES OR PERFORMANCE

1. The research work under this contract shall be conducted during the period from date of award through 13 SEP 2000.

2. If the Option (CLIN 0002) is exercised, the research work under this contract shall be conducted during the period from date of award through 13 SEP 2002.

3. A final report will be prepared, submitted, reproduced and distributed by sixty days thereafter unless the contract is extended, in which case, the final report will be prepared in accordance with the terms of such extension.

4. Item No. 0003 of Section B (Reports and Data) shall be delivered within the time periods stated in Exhibit A, F.O.B. Destination.

5. Distribution, consignment and marking instructions for all contract line items shall be in accordance with the following:

         Item No. 0003 shall be shipped F.O.B. Office of Naval Research, Arlington, Virginia 22217-5660, consigned to:

               Program Officer
               Office of Naval Research
               Ballston Tower One
               800 North Quincy Street
               Arlington, Virginia 22217-5660

         Attn: Eric Eisenstadt
          Ref: Contract N00014-98-C-0326


SECTION G - CONTRACT ADMINISTRATION DATA

1. NAPS 5252.232-9001 SUBMISSION OF INVOICES (COST REIMBURSEMENT, TIME-AND-MATERIALS, LABOR-HOUR, OR FIXED PRICE INCENTIVE)
         (JUL 1992)

         (a) "Invoice" as used in this clause includes contractor requests for interim payments using public vouchers (SF 1034) but does not include contractor requests for progress payments under fixed price incentive contracts.

         (b) The Contractor shall submit invoices and any necessary supporting documentation, in an original and 4 copies, to the contract auditor at the following address:

                    -----------------------------------------------
                    DCAA, Pittsburgh Branch Office
                    William S. Moorhead Federal Building, Suite 412 1000 Liberty Avenue
                    Pittsburgh, PA 15222-4003
                    -----------------------------------------------


CONTRACT NUMBER: N00014-98-C-0326                                         Page 3
unless delivery orders are applicable, in which case invoices will be segregated by individual order and submitted to the address specified in the order. In addition, an information copy shall be submitted to the Program Officer identified in Section F.2a of this contract. Following verification, the contract auditor* will forward the invoice to the designated payment office for payment in the amount determined to be owing, in accordance with the applicable payment (and fee) clause(s) of this contract.

         (c) Invoices requesting interim payments shall be submitted no more than once every two weeks, unless another time period is specified in the Payments clause of this contract. For indefinite delivery type contracts, interim payment invoices shall be submitted no more than once every two weeks for each delivery order. There shall be a lapse of no more than 30 calendar days between performance and submission of an interim payment invoice.

         (d) In addition to the information identified in the Prompt Payment clause herein, each invoice shall contain the following information, as applicable:

             (1)  Contract line item number (CLIN)
             (2)  Subline item number (SLIN)
             (3)  Accounting Classification Reference Number (ACRN)
             (4)  Payment terms
             (5)  Procuring activity
             (6)  Date supplies provided or services performed
             (7)  Costs incurred and allowable under the contract
             (8) Vessel (e.g., ship, submarine or other craft) or system for which supply/service is provided.

         (e) A Certificate of Performance shall be provided with each invoice submittal.

         (f) The Contractor's final invoice shall be identified as such, and shall list all other invoices (if any) previously tendered under this contract.

         (g) Costs of performance shall be segregated, accumulated and invoiced to the appropriate ACRN categories to the extent possible. When such segregation of costs by ACRN is not possible for invoices submitted with CLINS/SLINS with more than one ACRN, an allocation ratio shall be established in the same ratio as the obligations cited in the accounting data so that costs are allocated on a proportional basis.

2.       Submission of Invoices Direct to Payment Office

         a. Pursuant to DFARS 242.803(b)i)(C), if the cognizant Government auditor has notified the contractor of its authorization to do so, the contractor may submit interim vouchers under this contract direct to the payment office shown in Block 12 of SF-26 instead of to the address shown in subparagraph (b) of section G.1 above.

         b. Such authorization does not extend to the first and final vouchers. The contractor shall continue to submit first vouchers to the cognizant auditor shown in subparagraph (b) of



CONTRACT NUMBER: N00014-98-C-0326                                         Page 4
section G.1. above. The final voucher shall be submitted to the Administrative Contracting Officer (SF-26 block 6) with a copy to the cognizant auditor.

3.       Method of Payment

As consideration for the proper performance of the work and services required under this contract, the Contractor shall be paid as follows:

Costs, as provided for under the contract clause entitled "Allowable Cost and Payment," not to exceed the amount set forth as "Estimated Cost" in Section B, subject to the contract clause entitled "Limitation of Cost" or "Limitation of Funds" whichever is applicable.

4.       Procuring Office Representatives

         a. In order to expedite administration of this contract, the Administrative Contracting Officer should direct inquiries to the appropriate office listed below. Please do not direct routine inquiries to the person listed in Item 20A on Standard Form 26.

         Contract Negotiator - Brian Bradley, ONR 254, (703) 696-8373 DSN 426-8373, E-Mail Address Bradleb@ONR.NAVY.MIL

         Inspection and Acceptance - Eric Eisenstadt, ONR 335, (703) 696-4596, DSN 426-4596

         Security Matters - Ms. Jennifer Ramsey, ONR 93, (703) 696-4618, DSN 426-4618

         Patent Matters - Mr. Frank Nieman, ONR 00CC, (703) 696-4007,
DSN 426-4007

         b. The Administrative Contracting Officer will forward invention disclosures and reports directly to Patent Counsel (ONR 00CC), Office of Naval Research, Department of the Navy, Arlington, Virginia 22217-5660. The Patent Counsel will return the reports along with a recommendation to the Administrative Contracting Officer. The Patent Counsel will represent the Contracting Officer with regard to invention reporting matters arising under this contract.

5.       Explanation of Limitation of Funds

It is hereby understood and agreed that the Government's share of this contract will not exceed the estimated cost of $2,450,729.00. The total amount presently available for payment and allotted to this contract is $600,000.00. It is estimated that the amount allotted of $600,000.00 will cover the period from the date of contract award to date ending 01 MAR 1999.

6.       Explanation of Cost Sharing

The total estimated cost of the research effort under this contract, includes both the Contractor's share and the Government's share as set forth in Section B.

7.       Type of Contract

This is a cost share completion contract.


CONTRACT NUMBER: N00014-98-C-0326                                         Page 5

8.       Individual Compensation Caps

         As required by Congressional enactment, individual compensation at a rate in excess of $200,000 a year for contracts funded with Fiscal Year 1996 appropriations and individual compensation at a rate in excess of $250,000 a year for contracts funded with Fiscal Year 1997 appropriations are unallowable costs under this contract and may not be reimbursed from Government funds obligated hereto.

         For purposes of applying the FY 96 compensation limitation, compensation is as defined in FAR 31.205-6(a). For purposes of applying the FY 97 compensation limitation, compensation is as defined in DFARS
231.205-6(a)(2)(ii).


SECTION H - SPECIAL CONTRACT REQUIREMENTS

1.       ONR 5252.235-9714 REPORT PREPARATION (DEC 1988)

Scientific or technical reports prepared by the Contractor and deliverable under the terms of this contract will be prepared in accordance with format requirements contained in ANSI Z39.18, Scientific and Technical Reports:
Organization, Preparation and Production.

[NOTE: ANSI Z39.18 may be obtained from NISO Press Fulfillment Center, P.O. Box 338, Oxon Hill, MD 20750-0338. Telephone: 1-800-282-6476]

2.       ONR 5252.210-9708 METRICATION REQUIREMENTS (DEC 1988)

         (a) All scientific and technical reports delivered pursuant to the terms of this contract shall identify units of measurement in accordance with the International System of Units (SI) commonly referred to as the "Metric System". Conversion to U.S. customary units may also be given where additional clarity is deemed necessary. Guidance for application of the metric system is contained in the American Society of Testing Materials document entitled "Standard Practice for Use of the International System of Units (The Modernized Metric System)" (ASTM Designation E 380-89A)

         (b) This provision also applies to journal article preprints, reprints, commercially published books or chapters of books, theses or dissertations submitted in lieu of a scientific and/or technical report.

3.       Invention Disclosures and Reports

The Contractor shall submit all invention disclosures and reports required by the Patent Rights clause of this contract to the Administrative Contracting Officer.

4.       ONR 5252.242-9718 TECHNICAL DIRECTION (DEC 1988)

         (a) Performance of the work hereunder is subject to the technical direction of the Program Officer/COTR designated in this contract, or duly authorized representative. For the purposes of this clause, technical direction includes the following:


CONTRACT NUMBER: N00014-98-C-0326                                         Page 6

             (1) Direction to the Contractor which shifts work emphasis between work areas or tasks, requires pursuit of certain lines of inquiry, fills in details or otherwise serves to accomplish the objectives described in the statement of work;
             (2) Guidelines to the Contractor which assist in the interpretation of drawings, specifications or technical portions of work description.

         (b) Technical direction must be within the general scope of work stated in the contract. Technical direction may not be used to:

             (1) Assign additional work under the contract;
             (2) Direct a change as defined in the contract clause entitled "Changes";
             (3) Increase or decrease the estimated contract cost, the fixed fee, or the time required for contract performance; or
             (4) Change any of the terms, conditions or specifications of the contract.

         (c) The only individual authorized to in any way amend or modify any of the terms of this contract shall be the Contracting Officer. When, in the opinion of the Contractor, any technical direction calls for effort outside the scope of the contract or inconsistent with this special provision, the Contractor shall notify the Contracting Officer in writing within ten working days after its receipt. The Contractor shall not proceed with the work affected by the technical direction until the Contractor is notified by the Contracting Officer that the technical direction is within the scope of the contract.

         (d) Nothing in the foregoing paragraphs may be construed to excuse the Contractor from performing that portion of the work statement which is not affected by the disputed technical direction.

5.       Contractor-Acquired Property

         (a) The Contractor is authorized to acquire the following equipment needed to accomplish this contract:

====================================================================================================
         Equipment to be Acquired                          Unit Price     Quantity   Estimated cost
----------------------------------------------------------------------------------------------------
         Super speed centrifuge plus rotors                 $8,000.00         1         $8,000.00
----------------------------------------------------------------------------------------------------
         Ultracentrifuge plus rotors                       $10,000.00         1        $10,000.00
----------------------------------------------------------------------------------------------------
         UV-VIS Spectrophotometer                           $5,000.00         1         $5,000.00
----------------------------------------------------------------------------------------------------
         Spectrofluormeter with lifetime capability       $140,000.00         1        $25,000.00
----------------------------------------------------------------------------------------------------
         Fast protein liquid chromatography system         $12,000.00         1        $12,000.00
----------------------------------------------------------------------------------------------------
         Sun Enterprise 450 Server in deskside tower,
           four CPU slots                                  $11,345.00         1        $11,345.00
----------------------------------------------------------------------------------------------------
         300MHz UItraSPARC2 CPU w/2MB E-cache & dc-dc
           converter                                        $6,500.00         4        $26,000.00
----------------------------------------------------------------------------------------------------
         Factory installed 8 bay internal storage
           expansion kit for SUN                            $1,135.00         1         $1,135.00
----------------------------------------------------------------------------------------------------
         512-Mbyte Memory Expansion                         $8,500.00         3        $25,500.00
----------------------------------------------------------------------------------------------------
         Video Connector Adapter HD 15F to 13W3M               $35.00         1            $35.00
----------------------------------------------------------------------------------------------------
         PGX Color Frame Buffer, and Cable                    $435.00         1           $435.00
----------------------------------------------------------------------------------------------------
         Dual-channel differential UltraSCSI host
           adapter, PCI                                     $1,440.00         1         $1,440.00
----------------------------------------------------------------------------------------------------
         Internial 9.1 Gbyte 7200 RPM UltraSCSI
           disk drive, 1' high                              $1,350.00        18        $24,300.00
----------------------------------------------------------------------------------------------------

CONTRACT NUMBER: N00014-98-C-0326                                         Page 7

====================================================================================================
         Equipment to be Acquired                          Unit Price     Quantity   Estimated Cost
----------------------------------------------------------------------------------------------------
         560W power supply for Sun Enterprise 450 server      $1,135.00         2       $2,270.00
----------------------------------------------------------------------------------------------------
         56-inch Enterprise Expansion Cabinet                 $8,000.00         1       $8,000.00
----------------------------------------------------------------------------------------------------
         Serial Port Splitter Cable                              $50.00         1          $50.00
----------------------------------------------------------------------------------------------------
         17 inch Entry Color Monitor                            $710.00         1         $710.00
----------------------------------------------------------------------------------------------------
         Optical Jukebox HP 160 EX 160 GB                    $15,000.00         1      $15,000.00
----------------------------------------------------------------------------------------------------
         Optical Media 32 5.2 GB Optical Drives                 $656.00         5       $3,280.00
----------------------------------------------------------------------------------------------------
         Sun STOREDGE L140 14OGB/8MM Tower                    $8,200.00         1       $8,200.00
----------------------------------------------------------------------------------------------------
         8 bay internal storage expansion kit for Sun           $836.00         1         $836.00
----------------------------------------------------------------------------------------------------
         Optical Media 32 5.2 GB Optical Drives                 $732.00         2       $1,464.00
----------------------------------------------------------------------------------------------------
         Basic Biochemical & Molecular Biology
           equipment (lot)                                  $551,370.00         1     $551,370.00
----------------------------------------------------------------------------------------------------
         Array Scan System (lot)                            $100,000.00         1     $100,000.00
----------------------------------------------------------------------------------------------------
         Computer Hardware (lot)                             $50,000.00         1      $50,000.00
----------------------------------------------------------------------------------------------------
         Clean Room Equipment (lot)                         $195,000.00         1     $195,000.00
----------------------------------------------------------------------------------------------------
         Modified Ink-Jet Printer (lot)                      $50,000.00         1      $50,000.00
----------------------------------------------------------------------------------------------------
         Microfluidics Systems & Controls (lot)              $97,746.00         1       $97,746.00
----------------------------------------------------------------------------------------------------
         Computers (lot)                                     $20,000.00         1       $20,000.00
----------------------------------------------------------------------------------------------------
         Design/Prototypes (lot)                            $140,000.00         1      $140,000.00
----------------------------------------------------------------------------------------------------
         Optical Breadboard (lot)                            $30,000.00         1       $30,000.00
----------------------------------------------------------------------------------------------------
         Eltronics Testing (lot)                             $60,000.00         1       $60,000.00
----------------------------------------------------------------------------------------------------
         Optical Mechanical Parts (lot)                      $32,188.00         1       $32,188.00
----------------------------------------------------------------------------------------------------
         Computers (lot)                                     $60,000.00         1       $60,000.00
----------------------------------------------------------------------------------------------------
         Software (lot)                                     $100,000.00         1      $100,000.00
----------------------------------------------------------------------------------------------------
         Renovation of Laboratory Space (lot)               $242,633.00         1      $242,633.00
----------------------------------------------------------------------------------------------------
         LAN in new building (lot)                          $100,000.00         1      $100,000.00
----------------------------------------------------------------------------------------------------
         T-1 Line for High Speed Communication (lot)        $299,315.00         1      $299,315.00
----------------------------------------------------------------------------------------------------
         TOTAL                                                                       $2,318,252.00
====================================================================================================

         (b) The costs associated with the above items are considered to be part of Cellomics' contribution to the project and as such, no government funds will be used to acquire these items. Title of the above mentioned items shall remain with the Cellomics, Inc.


SECTION I - CONTRACT CLAUSES

Cost Sharing Research and Development (AUG 1998) (No Fee)

          * Applies when contract action exceeds $10,000.
         ** Applies when contract action exceeds $100,000.
          + Applies when contract action exceeds $500,000.
         ++ Applies when contract action exceeds $500,000 and subcontracting possibilities exist.
        (|) Small Business Exempt
         x  (DD 250).


(A)      FAR 52.252-2    CLAUSES INCORPORATED BY REFERENCE (AUG 1998)

CONTRACT NUMBER: N00014-98-C-0326                                         Page 8

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this address: http://www.arnet.gov/far/

I.       FEDERAL ACQUISITION REGULATION (FAR) (48 CFR CHAPTER 1) CLAUSES: -

======================================================================================================
         **       FAR 52.202-1      Definitions (OCT 1995)
------------------------------------------------------------------------------------------------------
         **       FAR 52.203-3      Gratuities (APR 1984)
------------------------------------------------------------------------------------------------------
                  FAR 52.203-5      Covenant Against Contingent Fees (APR 1984)
------------------------------------------------------------------------------------------------------
         **       FAR 52.203-6      Restrictions on Subcontractor Sales to the Government
                                    (JUL 1995)
------------------------------------------------------------------------------------------------------
                  FAR 52.203-7      Anti-Kickback Procedures (JUL 1995)
------------------------------------------------------------------------------------------------------
         **       FAR 52.203-8      Cancellation, Rescission, and Recovery of Funds for Illegal
                                    or Improper Activity (JAN 1997)
------------------------------------------------------------------------------------------------------
         **       FAR 52.203.10     Price or Fee Adjustment for Illegal or Improper Activity
                                    (JAN 1997)
------------------------------------------------------------------------------------------------------
         **       FAR 52.203-12     Limitation on Payments to Influence Certain Federal
                                    Transactions (JUN 1997)
------------------------------------------------------------------------------------------------------
         **       FAR 52.204-4      Printing/Copying Double-Sided on Recycled Paper (JUN 1996)
------------------------------------------------------------------------------------------------------
                  FAR 52.204-5      Women-Owned Business (OCT 1995)
------------------------------------------------------------------------------------------------------
                  FAR 52.211-15     Defense Priority and Allocation Requirements (SEP 1990)
------------------------------------------------------------------------------------------------------
                  FAR 52.215-2      Audit and Records - Negotiation (AUG 1996) and Alternate II
                                    (JAN 1997)
------------------------------------------------------------------------------------------------------
                  FAR 52.215-8      Order of Precedence - Uniform Contract Format (OCT 1997)
------------------------------------------------------------------------------------------------------
         +        FAR 52.215-10     Price Reduction for Defective Cost or Pricing Data (OCT 1997)
                                    (The provisions of this Clause have been waived by a joint
                                    Determination and Findings for the prime contractor only. The clause is applicable to subcontracts over $500,000).
------------------------------------------------------------------------------------------------------
         +        FAR 52.215-12     Subcontractor Cost or Pricing Data (OCT 1997) (Applicable
                                    to subcontracts over $500,000 only)
------------------------------------------------------------------------------------------------------
                  FAR 52.215-14     Integrity of Unit Prices (OCT 1997)
------------------------------------------------------------------------------------------------------
                  FAR 52.215-14     Alternate I (OCT 1997) (Applicable if action contracted
                                    under Other Than Full and Open Competition)
------------------------------------------------------------------------------------------------------
                  FAR 52.215-15     Termination of Defined Benefit Pension Plans (OCT 1997)
------------------------------------------------------------------------------------------------------



CONTRACT NUMBER: N00014-98-C-0326                                         Page 9

------------------------------------------------------------------------------------------------------
                  FAR 52.215-18     Reversion or Adjustment of Plans for Postretirement Benefits Other
                                    than Pensions (PRB) (OCT 1997)
------------------------------------------------------------------------------------------------------
                  FAR 52.215-19     Notification of Ownership Changes (OCT 1997) (Applicable when Cost or Pricing Data is required)
------------------------------------------------------------------------------------------------------
                  FAR 52.216-7      Allowable Cost and Payment (APR 1998) (In paragraph (a), delete the words "Subpart 31.2" and substitute "Subpart 31.7") 21. FAR
                                    52.216-11 Cost Contract - No Fee (APR 1984)
------------------------------------------------------------------------------------------------------
                  FAR-52.216-12     Cost-Sharing Contract - Ne Fee (APR 1984)
------------------------------------------------------------------------------------------------------
   **             FAR 52.219-8      Utilization of Small, Small Disadvantaged, and Women-Owned Small
                                    Business Concerns (JUN 1997)
------------------------------------------------------------------------------------------------------
  ++(|)           FAR 52-219-9      Small, Small Disadvantaged, and Women-Owned Small Business
                                    Subcontracting Plan (AUG 1996)
------------------------------------------------------------------------------------------------------
  ++(|)           FAR 52.219-16     Liquidated Damages -- Subcontracting Plan (OCT 1995)
------------------------------------------------------------------------------------------------------
                  FAR 52.222-1      Notice to the Government of Labor Disputes (FEB 1997)
------------------------------------------------------------------------------------------------------
   **             FAR 52.222-2      Payment for Overtime Premiums (JUL 1990) (Note: The word "zero"
                                    is inserted in the blank space indicated by an asterisk)
------------------------------------------------------------------------------------------------------
                  FAR 52.222-3      Convict Labor (AUG 1996) (Reserved when FAR 52.222-20
                                    Walsh Healy Public Contracts Act is applicable)
------------------------------------------------------------------------------------------------------
                  FAR 52.222-4      Contract Work Hours and Safety Standards Act - Overtime
                                    Compensation (JUL 1995)
------------------------------------------------------------------------------------------------------
                  FAR 52.222-26     Equal Opportunity (APR 1984)
------------------------------------------------------------------------------------------------------
    *             FAR 52.222-35     Affirmative Action for Disabled Veterans and Veterans of the
                                    Vietnam Era (APR 1998)
------------------------------------------------------------------------------------------------------
                  FAR 52.222-36     Affirmative Action for Workers with Disabilities (JUN 1998)
------------------------------------------------------------------------------------------------------
    *             FAR 52.222-37     Employment Reports on Disabled Veterans and Veterans of the
                                    Vietnam Era (APR 1998)
------------------------------------------------------------------------------------------------------
   **             FAR 52.223-2      Clean Air and Water (APR 1984)
------------------------------------------------------------------------------------------------------
   **             FAR 52.223-14     Toxic Chemical Release Reporting (OCT 1996)
------------------------------------------------------------------------------------------------------
                  FAR 52.225-3      Buy American Act - Supplies (JAN 1994)
------------------------------------------------------------------------------------------------------
                  FAR 52.225-11     Restrictions on Certain Foreign Purchases (AUG 1998)
------------------------------------------------------------------------------------------------------
                  FAR 52.227-1      Authorization and Consent (JUL 1995) and Alternate 1 (APR 1984)
------------------------------------------------------------------------------------------------------
   **             FAR 52.227-2      Notice and Assistance Regarding Patent and Copyright
                                    Infringement (AUG 1996)
------------------------------------------------------------------------------------------------------



CONTRACT NUMBER: N00014-98-C-0326                                        Page 10

------------------------------------------------------------------------------------------------------
                  FAR 52.232-9      Limitation on Withholding of Payments (APR 1984)
------------------------------------------------------------------------------------------------------
   **             FAR 52.232-17     Interest (JUN 1996)
------------------------------------------------------------------------------------------------------
                  FAR 52.232-23     Assignment of Claims (JAN 1986) and Alternate I (APR 1984)
------------------------------------------------------------------------------------------------------
                  FAR 52.232-25     Prompt Payment (JUN 1997)
------------------------------------------------------------------------------------------------------
                  FAR 52.232-33     Mandatory Information for Electronic Funds Transfer Payment
                                    (AUG 1996)
------------------------------------------------------------------------------------------------------
                  FAR 52.233-1      Disputes (OCT 1995)
------------------------------------------------------------------------------------------------------
                  FAR 52.233-3      Protest After Award (AUG 1996) and Alternate I (JUN 1985)
------------------------------------------------------------------------------------------------------
                  FAR 52.242-1      Notice of Intent to Disallow Costs (APR 1984)
------------------------------------------------------------------------------------------------------
    +             FAR 52.242-3      Penalties for Unallowable Costs (OCT 1995)
------------------------------------------------------------------------------------------------------
                  FAR 52.242-4      Certification of Indirect Costs (JAN 1997)
------------------------------------------------------------------------------------------------------
   **             FAR 52.242-13     Bankruptcy (JUL 1995)
------------------------------------------------------------------------------------------------------
                  FAR 52.242-15     Stop Work Order (AUG 1989) and Alternate I (APR 1984)
------------------------------------------------------------------------------------------------------
                  FAR 52.243-2      Changes Cost-Reimbursement (AUG 1987) and Alternate V (APR 1984)
------------------------------------------------------------------------------------------------------
                  FAR 52.244-2      Subcontracts (Cost Reimbursement and Letter Contracts (OCT 1997)
                                    and Alternate 1 (AUG 1996)
------------------------------------------------------------------------------------------------------
   **             FAR 52.244-5      Competition in Subcontracting (DEC 1996)
------------------------------------------------------------------------------------------------------
                  FAR 52.244-6      Subcontracts for Commercial Items and Commercial Components
                                    (OCT 1995)
------------------------------------------------------------------------------------------------------
                  FAR 52.245-5      Government Property (Cost Reimbursement, Time and Material or
                                    Labor-Hour Contracts) (JAN 1986) (As modified by DoD Class
                                    Deviation 98-00007 dated 30 June 1998)
------------------------------------------------------------------------------------------------------
                  FAR 52.245-9      Use and Charges (APR 1984) (Deviation) (DoD Class Deviation
                                    96-00007, dated 6 September 1996)
------------------------------------------------------------------------------------------------------
                  FAR 52.246-9      Inspection of Research and Development (Short Form) (APR 1984)
------------------------------------------------------------------------------------------------------
                  FAR 52.247-63     Preference for U.S. Flag Air Carriers (JAN 1997)
------------------------------------------------------------------------------------------------------
                  FAR 52.249-6      Termination (Cost-Reimbursement) (SEP 1996)
------------------------------------------------------------------------------------------------------
                  FAR 52.249-14     Excusable Delays (APR 1984)
------------------------------------------------------------------------------------------------------
                  FAR 52.251-1      Government Supply Sources (APR 1984)
------------------------------------------------------------------------------------------------------
                  FAR 52.253-1      Computer Generated Forms (JAN 1991)
======================================================================================================


CONTRACT NUMBER: N00014-98-C-0326                                        Page 11

II. DEPARTMENT OF DEFENSE FAR SUPPLEMENT (DFARS) (48 CFR CHAPTER 2) CLAUSES:



======================================================================================================
                  DFARS 252.203-7001    Special Prohibition on Employment (JUN 1997)
------------------------------------------------------------------------------------------------------
                  DFARS 252.204-7003    Control of Government Personnel Work Product (APR 1992)
------------------------------------------------------------------------------------------------------
  **              DFARS 252.209-7000    Acquisition from Subcontractors subject to On-Site
                                        Inspection under the Intermediate Range Nuclear Forces
                                        (INF) Treaty (NOV 1995)
------------------------------------------------------------------------------------------------------
   +              DFARS 252.215-7000    Pricing Adjustments (DEC 1991)
------------------------------------------------------------------------------------------------------
  ++(/)           DFARS 252.219-7003    Small, Small Disadvantaged and Women-owned Small Business
                                        Subcontracting Plan (DoD Contracts) (APR 1996)
------------------------------------------------------------------------------------------------------
                  DFARS 252.225-7012    Preference for Certain Domestic Commodities (SEP 1997)
------------------------------------------------------------------------------------------------------
                  DFARS 252.225-7031    Secondary Arab Boycott of Israel (JUN 1992)
------------------------------------------------------------------------------------------------------
                  DFARS 252.227-7013    Rights in Technical Data - Noncommercial Items
                                        (NOV 1995), and Alternate 1 (JUN 1995)
------------------------------------------------------------------------------------------------------
                  DFARS 252.227-7014    Rights in Noncommercial Computer Software and
                                        Noncommercial Computer Software Documentation (JUN 1995)
------------------------------------------------------------------------------------------------------
                  DFARS 252.227-7016    Rights in Bid or Proposal Information (JUN 1995)
------------------------------------------------------------------------------------------------------
                  DFARS 252.227-7018    Rights in Noncommercial Technical Data and Computer
                                        Software -- Small Business Innovation Research (SBIR)
                                        Program (JUN 1995)
------------------------------------------------------------------------------------------------------
                  DFARS 252.227-7019    Validation of Asserted Restrictions -- Computer Software
                                        (JUN 1995)
------------------------------------------------------------------------------------------------------
                  DFARS 252.227-7025    Limitations on the Use or Disclosure of Government-
                                        Furnished Information Marked with Restrictive Legends
                                        (JUN 1995)
------------------------------------------------------------------------------------------------------
                  DFARS 252.227-7028    Technical Data or Computer Software Previously Delivered
                                        to the Government (JUN 1995)
------------------------------------------------------------------------------------------------------
                  DFARS 252.227-7030    Technical Data - Withholding of Payment (OCT 1988)
------------------------------------------------------------------------------------------------------
                  DFARS 252.227-7036    Certification of Technical Data Conformity (JAN 1997)
------------------------------------------------------------------------------------------------------
                  DFARS 252.227-7037    Validation of Restrictive Markings on Technical Data
                                        (NOV 1995)
------------------------------------------------------------------------------------------------------
                  DFARS 252.231-7000    Supplemental Cost Principles (DEC 1991)
======================================================================================================


CONTRACT NUMBER: N00014-98-C-0326                                        Page 12

------------------------------------------------------------------------------------------------------
                  DFARS 252.232-7009    Payment by Electronic Funds Transfer (CCR) (JUN 1998)
------------------------------------------------------------------------------------------------------
                  DFARS 252.235-7002    Animal Welfare (DEC 1991)
------------------------------------------------------------------------------------------------------
                  DFARS 252.242-7000    Post-Award Conference (DEC 1991)
------------------------------------------------------------------------------------------------------
     **           DFARS 252.243-7002    Requests for Equitable Adjustment (MAR 1998)
------------------------------------------------------------------------------------------------------
                  DFARS 252.245-7001    Reports of Government Property (MAY 1994)
------------------------------------------------------------------------------------------------------
     X            DFARS 252.246-7000    Material Inspection and Receiving Report (DEC 1991)
------------------------------------------------------------------------------------------------------
                  DFARS 252.251-7000    Ordering from Government Supply Sources (MAY 1995)
======================================================================================================


(B)      RESERVED

(C)      ADDITIONAL FAR AND DFARS CLAUSES

         This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this address:
http://www.arnet.gov/far/


==========================================================================================================
         FAR 52.204-2           Security Requirements (AUG 1996) (Applicable if contract will generate or require access to classified information and DD Form 254, Contract
                                Security Classification Specification, is issued to the contractor)
----------------------------------------------------------------------------------------------------------
X        FAR 52.209-6           Protecting the Government's Interest when Subcontracting with
                                Contractors Debarred, Suspended, or Proposed for Debarment (JUL 1995)
                                (Applicable to contracts exceeding $25,000 in value)
----------------------------------------------------------------------------------------------------------
X        FAR 52.215-17          Waiver of Facilities Capital Cost of Money (OCT 1997) (Applicable if
                                the Contractor did not propose facilities capital cost of money in the offer)
----------------------------------------------------------------------------------------------------------
X        FAR 52.215-20          Requirements for Cost or Pricing Data or Information Other Than Cost or
                                Pricing Data (OCT 1997) (Applicable if cost or pricing data or information other than cost or pricing data are required.)
----------------------------------------------------------------------------------------------------------
X        FAR 52.215-21          Requirements for Cost or Pricing Data or Information Other Than Cost or
                                Pricing Data - Modifications (OCT 1997) (Applicable if cost or pricing data or information other than cost or pricing data will be required for modifications.)
----------------------------------------------------------------------------------------------------------




CONTRACT NUMBER: N00014-98-C-0326                                        Page 13

-------------------------------------------------------------------------------------------------------
         X        FAR 52.217-9      Option to Extend the Term of the Contract (MAR 1989) (In paragraph
                                    (a), insert "01 OCT 1998 through 13 SEP 2000", and in paragraph (c), insert "48 months"). (Applicable if contract contains line item(s)
                                    for option(s)). (Complete the spaces in parentheses).
-------------------------------------------------------------------------------------------------------
                  FAR 52.219-6      Notice of Total Small Business Set-Aside (JUL 1996), and Alternate
                                    I (OCT 1995) (Applicable to total small business set-asides, including SBIR)
-------------------------------------------------------------------------------------------------------
                  FAR 52.222-20     Walsh Healy Public Contracts Act (DEC 1996) (Applicable if the
                                    contract includes deliverable materials, supplies, articles or equipment in an amount that exceeds or may exceed $10,000)
-------------------------------------------------------------------------------------------------------
         X        FAR 52.222-28     Equal Opportunity Preaward Clearance of Subcontracts (APR 1984)
                                    (Applicable only when contract action exceeds $1,000,000 or when any modification increases contract amount to more than $1,000,000)
-------------------------------------------------------------------------------------------------------
                  FAR 52.223-5      Pollution Prevention and Right-to-Know Information (APR 1998)
                                    (Applicable if contract provides for performance, in whole or in part, on a Federal facility.
-------------------------------------------------------------------------------------------------------
         X        FAR 52.223-6      Drug-Free Workplace (JAN 1997) (Applies when contract action exceeds $100,000 or at any value when the contract is awarded to an individual)
-------------------------------------------------------------------------------------------------------
                  FAR 52.226-1      Utilization of Indian Organizations and Indian-Owned Economic
                                    Enterprises (SEP 1996) (Applicable when FAR 52,219-09 Small Business and Small Disadvantaged Business Subcontracting Plan, applies)
-------------------------------------------------------------------------------------------------------
                  FAR 52.227-10     Filing of Patent Applications - Classified Subject Matter (APR
                                    1984) (Applicable if contract is subject to FAR clauses 52.204-02 and either FAR 52.227-11 or FAR 52.227-12)
-------------------------------------------------------------------------------------------------------
         X        FAR 52.227-11     Patent Rights - Retention by the Contractor (Short Form) (JUN 1997)
                                    (Applicable if contractor is a small business or nonprofit organization)
-------------------------------------------------------------------------------------------------------
         OR
-------------------------------------------------------------------------------------------------------
                  FAR 52.227-12     Patent Rights - Retention by the Contractor (Long Form) (JAN 1997)
                                    (Applicable if contractor is a large business)
-------------------------------------------------------------------------------------------------------
                  FAR 52.230-2      Cost Accounting Standards (APR 1998) (Applicable when contract amount is over $500,000, if contractor is subject to full CAS coverage, as set forth in 48 CFR Chapter 99, Subpart 9903.201-2(a)
                                    (FAR Appendix B)
-------------------------------------------------------------------------------------------------------

CONTRACT NUMBER: N00014-98-C-0326                                        Page 14

-------------------------------------------------------------------------------------------------------
                  FAR 52.230-3               Disclosure and Consistency of Cost Accounting Practices
                                             (APR 1998) (Applicable when contract amount is over
                                             $500,000 but less than $25 million, and the offeror
                                             certifies it is eligible for and elects to use modified
                                             CAS coverage as set forth in 48 CFR Chapter 99, Subpart
                                             9903.201-2 (FAR Appendix B)
-------------------------------------------------------------------------------------------------------
                  FAR 52.230-6               Administration of Cost Accounting Standards (APR 1996)
                                             (Applicable if contract is subject to either clause at
                                             FAR 52.230-02 or the clause at FAR 52.230-03)
-------------------------------------------------------------------------------------------------------
                  FAR 52.232-20              Limitation of Cost (APR 1984) (Applicable only when
                                             contract action is fully funded)
-------------------------------------------------------------------------------------------------------
         X        FAR 52.232-22              Limitation of Funds (APR 1984) (Applicable only when
                                             contract action is incrementally funded)
-------------------------------------------------------------------------------------------------------
                  FAR 52.239-1               Privacy or Security Safeguards (AUG 1996) (Applicable to
                                             contracts for information technology which require
                                             security of information technology, and/or are for the
                                             design, development, or operation of a system of records
                                             using commercial information technology services or
                                             support services)
-------------------------------------------------------------------------------------------------------
         X        DFARS 252.203-7002         Display of DoD Hotline Poster (DEC 1991) (Applicable only
                                             when contract action exceeds $5 million or when any
                                             modification increases contract amount to more than $5
                                             million)
-------------------------------------------------------------------------------------------------------
                                             Disclosure of Information (DEC 1991) (Applies when
                                             Contractor will have access to or generate unclassified
                                             information that may be sensitive and inappropriate for
                                             release to the public).
-------------------------------------------------------------------------------------------------------
        X         DFARS 252.205-7000         Provision of Information to Cooperative Agreement Holders
                                             (DEC 1991) (Applicable only when contract action exceeds
                                             $500,000 or when any modification increases total contract amount to more than $500,000)
-------------------------------------------------------------------------------------------------------
        X         DFARS 252.215-7002         Cost Estimating System Requirements (JUL 1997) (Applicable
                                             only to contract actions awarded on the basis of certified cost or pricing data)
-------------------------------------------------------------------------------------------------------
                  DFARS 252.223-7004         Drug-Free Work Force (SEP 1988) (Applicable (a) if
                                             contract involves access to classified information; or (b)
                                             when the Contracting Officer determines that the clause is necessary for reasons of national security or for the
                                             purpose of protecting the health or safety of those using
                                             or affected by the product of, or performance of the
                                             contract)
-------------------------------------------------------------------------------------------------------
                  DFARS 252.223-7006         Prohibition on Storage and Disposal of Toxic and Hazardous
                                             Materials (APR 1993) (Applicable if work requires, may
                                             require, or permits contractor performance on a DoD
                                             installation).
-------------------------------------------------------------------------------------------------------

CONTRACT NUMBER: N00014-98-C-0326                                        Page 15

------------------------------------------------------------------------------------------------------
                  DFARS 252.225-7001         Buy American Act and Balance of Payments Program (MAR
                                             1998) (Applicable if the contract includes deliverable
                                             supplies)
------------------------------------------------------------------------------------------------------
                  DFARS 252.225-7002         Qualifying Country Sources as Subcontractors (DEC 1991)
                                             (Applicable when clause at DFARS 252.225-7001 applies)
------------------------------------------------------------------------------------------------------
                  DFARS 252.225-7008         Supplies to be Accorded Duty-Free Entry (MAR 1998)
                                             (Applicable when clause at DFARS 252.225-7009 applies)
------------------------------------------------------------------------------------------------------
                  DFARS 252.225-7009         Duty-Free Entry - Qualifying Country Supplies (End
                                             Products and Components) (MAR 1998) (Applicable if
                                             contract includes deliverable supplies)
------------------------------------------------------------------------------------------------------
                  DFARS 252.225-7010         Duty Free Entry - Additional Provisions (MAR 1998)
                                             (Applicable when clause at DFARS 252.225-7009 applies)
------------------------------------------------------------------------------------------------------
                  DFARS 252.225-7016         Restriction on Acquisition of Ball and Roller Bearings
                                             (JUN 1997) (Applicable if contract includes deliverable
                                             supplies, unless Contracting Officer knows that items
                                             being acquired do not contain ball or roller bearings)
------------------------------------------------------------------------------------------------------
         X        DFARS 252.225-7026         Reporting of Contractor Performance Outside the United
                                             States (MAR 1998) (Applicable only when contract value
                                             exceeds $500,000 or when any modification increases
                                             contract value to more than $500,000)
------------------------------------------------------------------------------------------------------
         X        DFARS 252.227-7034         Patents - Subcontracts (APR 1984) (Applicable when clause
                                             at FAR 52.227-11 applies)
------------------------------------------------------------------------------------------------------
         X        DFARS 252.227-7039         Patents - Reporting of Subject Inventions (APR 1990)
                                             (Applies when clause at FAR 52.227-11 applies)
------------------------------------------------------------------------------------------------------
         X        DFARS 252.242-7004         Material Management and Accounting System (SEP 1996)
                                             (Applicable to contract actions exceeding $100,000) (Not
                                             applicable to contracts set aside for exclusive
                                             participation by small business and small disadvantaged
                                             business concerns)
======================================================================================================

(D) THE FOLLOWING CLAUSE IS APPLICABLE TO CONTRACT ACTIONS WITH A VALUE OF $100,000 OR MORE:

DFARS 252.247-7023      TRANSPORTATION OF SUPPLIES BY SEA (NOV 1995)

         (a) As used in this clause:

                  (1) "Components" means articles, materials, and supplies incorporated directly into end products at any level of manufacture, fabrication or assembly by the Contractor or any subcontractor.
                  (2) "Department of Defense" (DoD) means the Army, Navy, Air Force, Marine Corps, and Defense agencies.
                  (3) "Foreign flag vessel" means any vessel that is not a U.S.-flag vessel.
                  (4) "Ocean transportation" means any transportation aboard a ship, vessel, boat, barge, or ferry through international waters.


CONTRACT NUMBER: N00014-98-C-0326                                        Page 16

                  (5) "Subcontractor" means a supplier, materialman, distributor or vendor at any level below the prime contractor whose contractual obligation to perform results from, or is conditioned upon, award of the prime contract and who is performing any part of the work or other requirement of the prime contract. However, effective May 1, 1996, the term does not include a supplier, materialman, distributor or vendor of commercial items or commercial components.

                  (6) "Supplies" means all property, except land and interests in land, that is clearly Identifiable for eventual use by or owned by the DoD at the time of transportation by sea.

                           (i) An item is clearly identifiable for eventual use
by the DoD if, for example, the contract documentation contains a reference to a DoD contract number or a military destination.
                           (ii) "Supplies" includes (but is not limited to)
public works; buildings and facilities; ships; floating equipment and vessels of every character, type and description, with parts, subassemblies, accessories and equipment; machine tools; material; equipment; stores of all kinds; end items; construction materials; and components of the foregoing.

                  (7) "U.S.-flag vessel" means a vessel of the United States or belonging to the United States, including any vessel registered or having national status under the laws of the United States.

         (b) The Contractor shall employ United States-flag vessels in the transportation by sea of any supplies to be furnished in the performance of this contract. The Contractor and its subcontractors may request that the Contracting Officer authorize shipment in foreign-flag vessels, or designate U.S.-flag vessels, if the Contractor or a subcontractor believes that -

                  (1) U.S.-flag vessels are not available for timely shipment;
                  (2) The freight charges are inordinately excessive or unreasonable; or
                  (3) Freight charges are higher than charges to private persons for transportation of like goods.

         (c) The Contractor must submit any request for use of other than U.S.-flag vessels in writing to the Contracting Officer at least 45 days prior to the sailing date necessary to meet its delivery schedules. The Contracting Officer will process requests submitted after such date(s) as expeditiously as possible, but the Contracting Officer's failure to grant approvals to meet the shipper's sailing date will not of itself constitute a compensable delay under this or any other clause of this contract. Requests shall contain at a minimum --

                  (1) Type, weight, and cube of cargo.
                  (2) Required shipping date.
                  (3) Special handling and discharge requirements.
                  (4) Loading and discharge points.
                  (5) Name of shipper and consignee.
                  (6) Prime contract number; and
                  (7) A documented description of efforts made to secure U.S.-flag vessels, including points of contact (with names and telephone numbers) of at least two (2) U.S.-flag carriers contacted. Copies of telephone notes, telegraphic and facsimile messages or letters will be sufficient for this purpose.

         (d) The Contractor shall, within thirty (30) days after each shipment covered by this clause, provide the Contracting Officer and the Division of National Cargo, Office of Market Development, Maritime Administration, U.S. Department of Transportation, Washington, DC

CONTRACT NUMBER: N00014-98-C-0326                                        Page 17

20590, one copy of the rated on board vessel operating carrier's ocean-bill-of-lading, which shall contain the following information:

                  (1) Prime contract number;
                  (2) Name of vessel;
                  (3) Vessel flag of registry;
                  (4) Date of loading;
                  (5) Port of loading;
                  (6) Port of final discharge;
                  (7) Description of commodity;
                  (8) Gross weight in pounds and cubic feet if available;
                  (9) Total ocean freight in U.S. dollars; and
                  (10) Name of the steamship company.

         (e) The Contractor agrees to provide with its final invoice under this contract a representation that to the best of its knowledge and belief:

                  (1) No ocean transportation was used in the performance of this contract;
                  (2) Ocean transportation was used and only United States-flag vessels were used for all ocean shipments under the contract.
                  (3) Ocean transportation was used, and the Contractor had the written consent of the Contracting Officer for all non-U.S.-flag ocean transportation; or
                  (4) Ocean transportation was used and some or all of the shipments were made on non-U.S.-flag vessels without the written consent of the Contracting Officer. The Contractor shall describe these shipments in the following format:

================================================================================
             ITEM                     CONTRACT
             DESCRIPTION              LINE ITEMS               QUANTITY
--------------------------------------------------------------------------------
Total
================================================================================

         (f) If the final invoice does not include the required representation, the Government will reject it and return it to the Contractor as an improper invoice for the purposes of Prompt Payment clause of this contract. In the event there has been unauthorized use of non-U.S.-flag vessels in the performance of this contract, the Contracting Officer is entitled to equitably adjust the contract, based on the unauthorized use.

         (g) The Contractor shall include this clause, including this paragraph
(g), in all subcontracts under this contract, which exceed the simplified acquisition threshold in Part 13 of the Federal Acquisition Regulations.

(E) THE FOLLOWING CLAUSE IS APPLICABLE WHEN THE CONTRACTOR HAS MADE A NEGATIVE RESPONSE TO THE INQUIRY IN THE REPRESENTATION AT DFARS 252.247-7022 AND THE CONTRACT ACTION IS FOR $100,000 OR MORE.

DFARS 252.247-7024    NOTIFICATION OF TRANSPORTATION OF SUPPLIES BY SEA
                      (NOV 1995)

         (a) The Contractor has indicated by the response to the solicitation provision, Representation of Extent of Transportation by Sea, that it did not anticipate transporting by sea any supplies. If, however, after the award of this contract, the Contractor learns that supplies,

CONTRACT NUMBER: N00014-98-C-0326                                        Page 18
as defined in the Transportation of Supplies by Sea clause of this contract, will be transported by sea, the Contractor --

                  (1) Shall notify the Contracting Officer of that fact; and
                  (2) Hereby agrees to comply with all the terms and conditions of the Transportation of Supplies by Sea clause of this contract.

         (b) The Contractor shall include this clause, including this paragraph
(b), revised as necessary to reflect the relationship of the contracting parties, in all subcontracts hereunder, except (effective May 1, 1996) subcontracts for the acquisition of commercial items or components.


SECTION J - LIST OF ATTACHMENTS

1. Exhibit A, entitled "Contract Data Requirements List" (DD Form 1423) - one page with Enclosures 1-4.

2. Exhibit B, entitled, "Financial Accounting Data Sheet."


SECTION K - REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFEROR

1. The Contractor's Representations and Certifications, dated 02 JUN 1998, are hereby incorporated into this contract by reference.

CONTRACT NUMBER: N00014-98-C-0326                                        Page 19